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                                                                   Exhibit 10.11

                       AMENDMENT TO EMPLOYMENT AGREEMENT


          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Agreement"), is dated as of February 27, 1998, among Apollo Holding Inc., a Delaware corporation ("Apollo"), Averstar, Inc., a Delaware corporation ("Averstar") and Michael B. Alexander (the "Executive").

          WHEREAS, Apollo, Intermetrics, Inc. (f/k/a IMT Acquisition Corp.), a Delaware corporation and a wholly-owned subsidiary of Apollo ("Intermetrics") and the Executive have entered into an Employment Agreement, dated August 21, 1995 (the "Alexander Employment Agreement");

          WHEREAS, Pacer Infotec, Inc., a Massachusetts corporation ("Pacer"), and Apollo have entered into that certain Agreement and Plan of Merger, dated as of January 22, 1998 (the "Merger Agreement"), whereby, among other things, Averstar was formed for the purpose of combining the businesses of Pacer and Intermetrics;

          WHEREAS, the closing of the transactions contemplated by the Merger Agreement has been completed and the businesses of Pacer and Intermetrics have been combined;

          WHEREAS, Averstar, Intermetrics and Apollo have entered an Assignment Agreement, dated as of February 27, 1998, whereby Intermetrics assigned and transferred to Averstar all of Intermetrics' right, title and interest in and to the Alexander Employment Agreement and Averstar assumed all of Intermetrics' obligations, duties and liabilities under the Alexander Employment Agreement;

          WHEREAS, each of the Company and IES Holding, Inc. ("IES") are simultaneously issuing stock options to the Executive in exchange for the surrender and cancellation of the outstanding stock options held by the Executive; and

          WHEREAS, the parties hereto desire to execute this Agreement to amend the Alexander Employment Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Amendment of the Alexander Employment Agreement.  The parties
               -----------------------------------------------
hereto hereby covenant and agree that, effective as of the date hereof, the Alexander Employment Agreement is hereby amended by deleting Subsections 4(b), 4(c), 4(e), 4(f) and 4(g) in their entirety. In addition, the reference to "Performance Options" contained in Subsection 7(g) of the Alexander
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Employment Agreement shall be deemed to refer to the Non-Qualified Stock Option
Agreement, dated as of March __, 1998 between the Company and the Executive, a copy of which is attached hereto.

          2.   Miscellaneous.
               -------------

          (a) Except as modified herein, all of the terms and conditions of the Alexander Employment Agreement, as heretofore in effect, shall remain in full force and effect and, as modified hereby, the Alexander Employment Agreement is hereby ratified and confirmed in all respects.

          (b) This Agreement and the legal relations between the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts made and performed therein.

          (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                              AVERSTAR, INC.



                              By:/s/ Michael B. Alexander
                                 ------------------------
                                     Name:  Michael B. Alexander
                                     Title: Chairman and Chief Executive Officer



                              APOLLO HOLDING, INC.



                              By:/s/ Michael B. Alexander
                                 ------------------------
                                     Name:  Michael B. Alexander
                                     Title: Chairman and Chief Executive Officer




                              /s/ Michael B. Alexander
                              ------------------------
                              Michael B. Alexander